Apricus Biosciences, Inc. (NASDAQ: APRI) BIO CEO Presentation February 10, 2014

Apricus' Forward-Looking Statement Safe Harbor Statements under the Private Securities Litigation Reform Act, as amended: with the exception of the historical information contained in this release, the matters described herein contain forward- looking statements that involve risks and uncertainties that may individually or mutually impact the matters herein described for a variety of reasons that are outside the control of the Company, including, but not limited to: estimated peak sales of any products or product candidates; its ability to further develop its product Vitaros® for erectile dysfunction, such as the room temperature version of Vitaros®, and product candidate Femprox® for Female Sexual Interest / Arousal Disorder among others; to have its product and product candidates receive additional patent protection and be approved by relevant regulatory authorities in Europe, the United States, Canada and in other countries, such as additional national phase approvals for Vitaros® in the remaining CMS territories and guidance on approval of Femprox®; our ability to enter into new licenses and partnering agreements; the ability of our partners such as Abbott, Takeda, Sandoz, Bracco, Majorelle and Recordati to launch Vitaros® in any market, and our ability to realize revenue under existing license agreements; and to achieve its other development, commercialization and financial goals, including the manufacture and launch of Vitaros® in partnered territories. Readers are cautioned not to place undue reliance on these forward- looking statements as actual results could differ materially from the forward-looking statements contained herein. Readers are urged to read the risk factors set forth in the Company's most recent annual report on Form 10-K as initially filed and Form 10-K/A as amended, subsequent quarterly reports filed on Form 10-Q as initially filed and Form 10-Q/A as amended, and other filings made with the SEC. Copies of these reports are available from the SEC's website or without charge from the Company. 2

Apricus Overview • Pharmaceutical company headquartered in San Diego, CA • Our vision is to be a leader in the development and commercialization of innovative products in the field of men’s and women’s health • Disciplined leadership focused on execution – Experienced management team with solid regulatory, manufacturing, development and business development capabilities • Lead Products / Product Candidates: • Vitaros® - Topical Treatment for Erectile Dysfunction (“ED”) – Approved in Europe and Canada for entire ED patient population – Existing commercial partnerships with Abbott, Takeda, Sandoz, Majorelle, Recordati and Bracco – Launches expected in Europe/Canada throughout 2014 • Femprox® - Topical Treatment for Female Sexual Interest / Arousal Disorder – Completed one successful Phase 3 proof-of-concept trial in China and moving towards additional late-stage trials – FDA and EU regulatory advice received – Seeking a global strategic development partner for Femprox® in 2014 3

Executing on our Strategy in 2013  European approval received for Vitaros® cream for ED in June 2013  National Phase approvals received in UK, Germany, France, Sweden, Italy, the Netherlands, Ireland and Belgium beginning in July 2013  Production orders placed by commercialization partners  Additional Vitaros® license agreements executed for France (Majorelle) and Northern Europe (Sandoz)  Femprox® End of Phase 2 FDA Meeting guidance received in late September 2013  Strengthened balance sheet in 2013, including equity financings ($16.6M) and divestiture of non-core assets ($5.7M) 4

5 Apricus Strategic Roadmap Strategic Objective… Targeted Value Drivers… Launch Vitaros RTD in 2016 to extend its long-term market potential and to fully penetrate ROW markets 2. Complete the development of the Vitaros Room Temperature Device (RTD) in 2014 Generate meaningful long-term revenue to support corporate strategy 1. Launch Vitaros in Europe and Canada in 2014 3. Leverage existing platform to build pipeline in men’s and /women’s health Acquire development stage product(s) focused on enhancing men’s and women’s health and well-being Create near-term shareholder value through partnering our existing assets (e.g. Vitaros ROW, Femprox) 4. Continue to seek additional strategic partnerships for Vitaros and Femprox Create long-term shareholder value through the commercialization of novel therapeutics that address unmet needs 5. Establish Apricus as a leader in men’s and women’s Rx therapeutics

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• Vitaros® (alprostadil/DDAIP.HCl) for the treatment of erectile dysfunction – Only topical delivered treatment for erectile dysfunction – Approved in Canada and Europe (under DCP) – Available in a single use 220 and 330 mcg dispenser – Refrigeration required (2C - 8C) with 18 month shelf-life in EU • Significant efficacy and safety profile, including difficult to treat populations – Studied in over 3,300 patients – Rapid onset (generally 5-15 minutes) – Addresses diabetics, hypertensives, patients with cardiac issues or on nitrates/alpha blockers, prostatectomy patients and PDE-5 (e.g. Viagra®) failures • Strong IP Estate: issued patents through 2026 and patent applications filed for extended protection through 2032 • Second generation dispenser in development – No refrigeration required – Targeting 24+ month shelf-life – Key driver of market growth and expansion 7

Breaking News - Vitaros® Exclusive Partnership with Recordati • Up to approximately $50 million in Upfront and Milestone Payments, plus Double-Digit Tiered Royalties • Exclusive partnership with Recordati, a major European leader in the Urology market, for Russia, Spain, Ireland, Central and Eastern Europe, the Commonwealth of Independent States and certain African countries • Completes our Vitaros European licensing efforts – Total deal value for all licensed territories in Europe nearly $200M – Recordati for Spain, Russia, Turkey, Ireland and certain other European and African countries: up to approximately $50M – Sandoz for Northern Europe: up to approximately $63M in total deal value – Majorelle for France and certain African countries: up to approximately $25M – Takeda for the United Kingdom: up to approximately $47M – Bracco for Italy: up to approximately $7.5M 8

Commercial Partnerships with Large Pharmaceutical Companies Partnered / Un-partnered 9 Germany, Austria, Benelux & The Nordics United Kingdom Italy France, Monaco & Parts of Africa Spain, Russia, Turkey, CEE, CIS, Parts of Europe & Africa Canada USA (sold)

Vitaros® Value Proposition • First and only on-demand topical product approved for the entire erectile dysfunction patient population • Efficacy demonstrated in clinical trials* – Patients who use PDE-5 inhibitors or other alprostadil – Patients that are non-responders to other treatments – Patients who are contraindicated for the PDE-5 inhibitors • Rapid onset of action* – Efficacy demonstrated in clinical trials in as fast as 5 minutes • Convenient dosing regimen – Easy to apply topical cream – Provides men with the freedom to use Vitaros on their terms • Low incidence of side effects in Phase 3 clinical trials* – Low dropout rate due to adverse events – <4% – Low incidence of serious adverse events – <1% 10 * Data on file

Vitaros® Commercial Opportunity • Large and Growing Market for ED Treatments – Approximately 150 million men worldwide suffer from ED* – The prevalence of ED is estimated to reach 322 million men worldwide by the year 2025* – $4.3B global sales in 2012*** – $2.1B US sales in 2012 *** – $1.2B European sales in 2011**** • Vitaros Robust Sales Potential – Ex-US peak sales estimated at $300M** • Near-Term Vitaros Milestones – Production of commercial batches have commenced to support partner launches – Vitaros symposium hosted by EU partners to be held at European Urological Association Scientific meeting in Stockholm, Sweden on April 11, 2014 – Vitaros launches in Northern Europe, the United Kingdom, France and Canada are expected throughout 2014 11 *McKinley JB, The Worldwide British Medical Journal. Ayta, et al. Current Concepts in the Evaluation and Management of Erectile Dysfunction, 1999. **Analyst estimates (Cantor Fitzgerald, August 22, 2013) ***Transparency Market Research (October 2013) ****IMS 2011

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Femprox® Overview • Femprox® (alprostadil/DDAIP.HCl) for the treatment of Female Sexual Interest/Arousal Disorder (FSIAD) – Topical, on-demand route of administration – Increases blood flow to the genitals - this is recognized as a major component of sexual arousal – Favorable safety and tolerability profile – No drug related serious adverse events were reported • Attractive Market Opportunity – Over 53 million women (44.2%) in the U.S. over 18 have some type of sexual dysfunction1 – 31 million women (26.1%) in the U.S. over age 18 have arousal problems1 – No product currently approved in the U.S. for FSIAD • Efficacy and safety demonstrated in ~400-patient Proof Of Concept Study − Femprox met all primary and secondary endpoints and resulted in statistically significant and clinically relevant response compared to placebo − Seven clinical studies completed to date • Strong IP Estate: ₋ Issued patents through 2026 and patent applications filed for extended protection through 2032 1US Census Bureau 2010 American Community Survey (121,078,439 women >18 US); Shrifren JL, et al. Obstet Gynecol.2008; 112:970-978 13

Femprox® Regulatory Feedback 14 • Meetings with FDA and European Regulatory Authorities Completed • Uniform Guidance Received From US and Europe on Key Issues ‒ Acceptance of the DSM-5 Diagnosis for FSIAD in pre-menopausal women ‒ Acceptance of Satisfying Sexual Event as the primary endpoint ‒ Two 24-week duration Phase 3 clinical trials recommended ‒ 500 mcg and 1000 mcg doses acceptable ‒ Agreement on ICH-compliant long-term safety assessment ‒ Agreement on single-dose pharmacokinetic study design • Potential Upside in Pursuing a “Europe First” Strategy ‒ One Phase 3 may be acceptable for filing if data is robust (p< 0.05) ‒ EU clinical trial may serve as one of two trials for US NDA submission ‒ Based upon results of PK study, safety database from Vitaros is applicable to Femprox filing in Europe ‒ Proprietary permeation enhancer (DDAIP.HCl) has been accepted in the EU demonstrating the benefit/risk of the excipient

Femprox® Strategic Plan 15 • Strategic Plan for Femprox: – Confirm final meeting minutes from recent discussions with the European Regulatory Agencies – Finalize the clinical development plan with the Company’s Scientific Advisory Board – Initiate Femprox licensing process in March 2014 • Target BIO Europe partnering conference for initial and follow-up meetings • Priority consideration will be given to global or multi-regional licenses • The Company may seek to retain some commercial rights in US to preserve long-term asset value

Financial Snapshot • NASDAQ: APRI • Shares outstanding: 37.5M† • Shares fully-diluted: 47.1M† • Market Cap: ~$90M‡ • Cash position: $23M† • Cash runway into 2015 based upon our current operating plan † As of Jan 7, 2014 ‡ As of Feb 7, 2014 16

Investment Thesis 17 • Growth stock with multiple potential value drivers: – Vitaros: Differentiated ED treatment with long-term revenue potential – Femprox: Phase 3 ready product candidate for FSIAD available for out- licensing – Ability to further leverage our proprietary permeation enhancer technology DDAIP.HCl and our development expertise to bring novel prescription therapeutics to market – Disciplined and committed senior management team capable of driving long-term value – Sufficient capital to support current operating plan into 2015

For further information, please contact: Steve Martin, Senior Vice President, Chief Financial Officer & Secretary ir@apricusbio.com +1-858-222-8041 Lourdes Catala, Argot Partners lourdes@argotpartners.com +1-646-439-0410 Apricus Biosciences, Inc. 11975 El Camino Real, Suite 300 San Diego, CA 92130 18